AMENDMENT

                                 to

                   ASSUMPTION REINSURANCE AGREEMENT

                               Between

              UNIVERSAL GUARANTY LIFE INSURANCE COMPANY
               hereinafter referred to as "the Company"

                                 and

              FIRST INTERNATIONAL LIFE INSURANCE COMPANY hereinafter referred to as "the Reinsurer"


       WHEREAS, the Company and the Reinsurer have made and entered into an Assumption Reinsurance Agreement dated as of September 30, 1996 (the "Assumption Agreement"); and

       WHEREAS, the Company and the Reinsurer wish to amend certain provisions of the Assumption Agreement;

       NOW, THEREFORE, in consideration of the mutual agreements, promises and covenants provided herein, the Company and the Reinsurer hereby agree to amend the Assumption Agreement as follows:


     SECTION 1.-DEFINITIONS

            All terms used in this Amendment shall be subject to the definitions provided in the Assumption Agreement.

            The definition of Reinsured Policies in Article I shall be replaced with the following:

            ""REINSURED POLICIES" means all paid-up life insurance and, if attached thereto, annuity policies, contracts, binders or certificates of insurance, and all riders, endorsements and amendments thereto, whether written or oral, issued or assumed by the Company, that are in force on the Effective Date, except those offered in settlement to so called "HIV" policyholders and paid-up business associated with the Company's Jr./Sr. Plan Single Premium Interest
     Sensitive Whole Life policies, including, without limitation, Policy Loans, all such Reinsured Policies being set forth in Schedule G of the Coinsurance
     Agreement."

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     SECTION 2.-COUNTERPARTS

            This Amendment to the Assumption Agreement may be executed in several counterparts and each shall have the same force and effect as an original.


     SECTION 3.-EFFECT

            Except as amended herein, the Assumption
     Agreement, together with all Exhibits, remains in full force and effect.


            IN WITNESS WHEREOF, UNIVERSAL GUARANTY LIFE INSURANCE
     COMPANY and FIRST INTERNATIONAL LIFE INSURANCE COMPANY have by their respective officers made and entered into this Amendment as of the 30th day of September, 1996.

     UNIVERSAL GUARANTY LIFE             FIRST INTERNATIONAL LIFE
     INSURANCE COMPANY                   INSURANCE COMPANY


     James E. Melville                   Jeremy Starr
     By                                  By

     President                           Vice President, Reinsurance
     Title                               Title


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